Exhibit 10.22

UNLIMITED CONTINUING GUARANTY

THIS UNLIMITED CONTINUING GUARANTY (this “Guaranty Agreement”), dated as of December 1, 2006, is made by Express Check Advance of South Carolina, LLC, a Tennessee limited liability company (“Guarantor”), for the benefit of U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as agent (in such capacity, the “Agent”) for each of the lenders (the “Banks”) now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Banks have previously provided to QC Holdings, Inc., a Kansas corporation (“Borrower”) a revolving credit facility with a sublimit for the issuance of letters of credit pursuant to the terms of that certain Credit Agreement dated as of January 19, 2006, among the Borrower, the Agent and the Banks (as from time to time amended, modified, supplemented or restated, the “Credit Agreement”); and

WHEREAS, Guarantor is owned, directly or indirectly, by Borrower and will materially benefit from the Loans made and the Letters of Credit issued and to be issued, under the Credit Agreement to Borrower ; and

WHEREAS, Guarantor is required to enter into this Guaranty Agreement pursuant to the terms of the Credit Agreement; and

WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Agent and the Banks was the obligation of the Borrower to cause Guarantor to enter into this Guaranty Agreement; and

WHEREAS, the Banks are unwilling to extend and/or maintain the credit facilities provided under the Loan Documents unless Guarantor enters into this Guaranty Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1. Guaranty. Guarantor hereby unconditionally, absolutely, continually and irrevocably guarantees, on a joint and several basis, to the Agent for the benefit of the Banks the payment and performance in full of the Borrower’s Liabilities (as defined below). For all purposes of this Guaranty Agreement, “Borrower’s Liabilities” means: (a) the Borrower’s prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower to the Agent or any one or more of the Banks, including principal, interest, premiums and fees (including, but not limited to, loan fees and attorneys’ fees and expenses); (b) the Borrower’s prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Credit Agreement and all other Loan Documents; and (c) the Borrower’s prompt payment in full, when due or declared due and at all such times, of any obligations now or hereafter arising under any interest rate or currency swap, rate cap or similar transaction (the “Hedge Agreements”). The Guarantor’s Obligations to the Agent and the Banks under this Guaranty Agreement are hereinafter referred to as the “Guarantor’s Obligations”. Notwithstanding the foregoing, the liability of Guarantor with respect to the Guarantor’s Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to challenge under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

Guarantor agrees that it is directly and primarily liable on a joint and several basis (subject to the limitation in the immediately preceding sentence) for the Borrower’s Liabilities.

The Guarantor’s Obligations are secured by various security instruments referred to in the Credit Agreement, including without limitation the Subsidiary Security Agreement.

2. Payment. If the Borrower shall default in payment or performance of the Borrower’s Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorneys’ fees and expenses), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then Guarantor will, upon demand thereof by the Agent, fully pay to the Agent, for the benefit of the Banks, subject to any restriction on the Guarantor’s Obligations set forth in Section 1 hereof, an amount equal to all the Borrower’s Liabilities then due and owing.

3. Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantor’s Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of, and Guarantor hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Guaranty Agreement and all security instruments to which it is a party by reason of:

(a) any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantor’s Obligations, the Borrower’s Liabilities, or any other guaranty of any of the Borrower’s Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);

(b) any exercise of any right or power under any of the Related Agreements, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

(c) any permitted acceleration of the maturity of the Borrower’s Liabilities, of the Guarantor’s Obligations, or of any other obligations or liabilities of any Person under any of the Related Agreements;

(d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for the Borrower’s

Liabilities, for any of the Guarantor’s Obligations, or for any other obligations or liabilities of any Person under any of the Related Agreements;

(e) any dissolution of any Borrower or any Guarantor or any other party to a Related Agreement, or the combination or consolidation of Borrower or any Guarantor or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of Borrower or any Guarantor or any other party to a Related Agreement;

(f) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, and any acceptance of late or partial payments under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

(g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Borrower’s Liabilities;

(h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of the Borrower’s Liabilities, any of the Guarantor’s Obligations, or any of the obligations or liabilities of any party to any other Related Agreement; and

(i) any other circumstance whatsoever (with or without notice to or knowledge of Guarantor) which may or might in any manner or to any extent vary the risks of Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to the Borrower or any other Guarantor or to any collateral in respect of the Borrower’s Liabilities or Guarantors’ Obligations.

It is the express purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantor’s Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

4. Currency and Funds of Payment. All Guarantors’ Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower’s Liabilities, or the rights of any Secured Party with respect thereto as against any Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Borrower’s Liabilities.

5. Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Borrower’s Liabilities, at the Agent’s election and without notice thereof or demand therefor, the Guarantor’s Obligations shall immediately be and become due and payable.

6. Subordination. Until this Guaranty Agreement is terminated in accordance with Section 23 hereof, Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to Guarantor (i) of the Borrower, to the payment in full of the Borrower’s Liabilities, and (ii) of every other Guarantor (an “obligated guarantor”), to the payment in full of the Guarantor’s Obligations of such obligated guarantor. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Agent, paid over forthwith to the Agent for the benefit of the Banks on account of the Borrower’s Liabilities, the Guarantor’s Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by Guarantor as agent and bailee of the Agent and the Banks separate and apart from all other funds, property and accounts, of Guarantor.

7. Suits. In the event there shall occur and be continuing an Event of Default, Guarantor from time to time shall pay to the Agent for the benefit of the Banks, on demand, at the Agent’s place of business set forth in the Credit Agreement or such other address as the Agent shall give notice of to Guarantor, the Guarantor’s Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Agent may proceed to suit against Guarantor. At the Agent’s election, one or more and successive or concurrent suits may be brought hereon by the Agent against Guarantor, whether or not suit has been commenced against the Borrower, any other Guarantor, or any other Person and whether or not the Agent has taken or failed to take any other action to collect all or any portion of the Borrower’s Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Borrower’s Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

8. Set-Off and Waiver. Guarantor waives any right to assert against any Secured Party as a defense, counterclaim, set-off, recoupment or cross claim, any defense (legal or equitable) or other claim which Guarantor may now or at any time hereafter have against Borrower or any Secured Party (with respect to Secured Party, this waiver shall not apply to a defense, counterclaim set-off, recoupment or cross claim arising solely out of Secured Party’s gross negligence or willful misconduct) without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to Guarantor. Guarantor agrees that each Secured Party shall have a lien for all the Guarantor’s Obligations upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts, now or hereafter pledged, mortgaged, transferred or assigned to such Secured Party or otherwise in the possession or control of such Secured Party for any purpose (other than solely for safekeeping) for the account or benefit of Guarantor, including any balance of any deposit account or of any credit of Guarantor with the Secured Party, whether now existing or hereafter established, and hereby authorizes each Secured Party from and after the occurrence of an Event of Default at any time or times with or without prior notice to apply such balances or any part thereof to such of the Guarantor’s Obligations to the Agent and the Banks then due and in such amounts as provided for in the Credit Agreement. For the purposes of this Section 8, all remittances and property shall be deemed to be in the possession of the Agent or a Bank as soon as the same may be put in transit to it by mail or carrier or by other bailee.

9. Waiver of Notice; Subrogation.

(a) Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Guaranty Agreement; (ii) the Banks’ heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or extending credit to or for the benefit of Borrower, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof, (iii) presentment, demand, default, non-payment, partial payment and protest, and (iv) any other event, condition, or occurrence described in Section 3 hereof.

(b) Guarantor hereby agrees that payment or performance by Guarantor of its Guarantors’ Obligations under this Guaranty Agreement may be enforced by the Agent on behalf of the Banks upon demand by the Agent to Guarantor without the Agent being required, Guarantor expressly waiving to the extent permitted by law any right it may have to require the Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against any Borrower or any other Guarantor of the Borrower’s Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Agent or any Bank or other party to a Related Agreement by Borrower, any other Guarantor or any other Person on account of the Borrower’s Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

(c) Guarantor further agrees with respect to this Guaranty Agreement that it shall have no right of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Borrower’s Liabilities unless and until 93 days immediately following the Termination Date shall have elapsed without the filing or commencement, by or against Borrower or Guarantor, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to Borrower or Guarantor or its assets. This waiver is expressly intended to prevent the existence of any claim in respect to such subrogation, reimbursement, contribution or indemnity by any Guarantor against the estate of Borrower or Guarantor within the meaning of Section 101 of the Bankruptcy Code, in the event of a subsequent case involving any other Borrower or Guarantor. If an amount shall be paid to Guarantor on account of such rights at any time prior to termination of this Guaranty Agreement in accordance with the provisions of Section 23 hereof, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent, for the benefit of the Banks, to be credited and applied upon the Guarantor’s Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Agent may elect. The agreements in this subsection shall survive repayment of all of the Guarantor’s Obligations, the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 23 hereof, and occurrence of the Termination Date.

10. Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 23 hereof. Any claim or claims that the Agent or the Banks may at any time hereafter have against any Guarantor under this Guaranty Agreement may be asserted by the Agent for itself or on behalf of the Banks by written notice directed to Guarantor in accordance with Section 25 hereof.

11. Representations, Warranties and Covenants. Guarantor warrants and represents to the Agent, for the benefit of the Banks that it is duly authorized to execute, deliver and perform this Guaranty Agreement; that this Guaranty Agreement has been duly executed and delivered on behalf of Guarantor by its duly authorized representatives; that this Guaranty Agreement is legal, valid, binding and enforceable against Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratoriurn or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and that Guarantor’s execution, delivery and performance of this Guaranty Agreement do not violate or constitute a breach of any of its organizational documents, any agreement or instrument to which Guarantor is a party, or any law, order, regulation, decree or award of any governmental authority or arbitral body to which it or its properties or operations is subject.

12. Expenses. Guarantor agrees to be jointly and severally liable for the payment of all reasonable fees and expenses, including attorneys’ fees, incurred by any Secured Party in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought.

13. Reinstatement. Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Secured Party in respect of any Borrower’s Liabilities is rescinded or must be restored for any reason.

14. Attorney-in-Fact. To the extent permitted by law, Guarantor hereby appoints the Agent, for the benefit of the Banks, as Guarantor’s attorney-in-fact for the purposes of carrying out the provisions of this Guaranty Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

15. Reliance. Guarantor represents and warrants to the Agent, for the benefit of the Banks, that: (a) Guarantor has adequate means to obtain on a continuing basis (i) from the Borrower, information concerning the Borrower and the Borrower’s financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty Agreement (“Other Information”‘), and has full and complete access to the Borrower’s books and records and to such Other Information; (b) Guarantor is not relying on any Secured Party or its or their employees, directors, agents or other representatives or affiliates, to provide any such information, now or in the future; (c) Guarantor has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents as it has requested, is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty Agreement; (d) Guarantor has relied solely on the Guarantor’s own independent investigation, appraisal and analysis of the Borrower, the Borrower’s financial condition and affairs, the “Other Information”, and such other matters as it deems material in deciding to provide this Guaranty Agreement and is fully aware of the same; and (e) Guarantor has not depended or relied on any Secured Party or its or their employees, directors, agents or other representatives or affiliates, for any information whatsoever concerning the Borrower or the Borrower’s financial condition and affairs or any other matters material to Guarantor’s decision to provide this Guaranty Agreement, or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Guarantor agrees that no Secured Party has any duty or responsibility whatsoever, now or in the future, to provide to Guarantor any information concerning the Borrower or the Borrower’s financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if Guarantor receives any such information from any Secured Party or its or their employees, directors, agents or other representatives or affiliates, Guarantor will independently verify the information and will not rely on any Secured Party or its or their employees, directors. agents or other representatives or affiliates, with respect to such information.

16. Rules of Interpretation. The rules of interpretation contained in Section 1.02 of the Credit Agreement shall be applicable to this Guaranty Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

17. Entire Agreement. This Guaranty Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 23, neither this Guaranty Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

18. Binding Agreement; Assignment. This Guaranty Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that Guarantor shall not be permitted to assign any of its rights, powers, duties or obligations under this Guaranty Agreement or any other interest herein without the prior written consent of the Agent. Without limiting the generality of the foregoing sentence of this Section 18, any Bank may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Agent) and

Section 11.07 thereof concerning assignments and participations. All references herein to the Agent shall include any successor thereof.

19. Hedge Agreements. All obligations of the Borrower under Hedge Agreements to which any Bank or its Affiliates are a party shall be deemed to be Borrower’s Liabilities, and each Bank or Affiliate of a Bank party to any such Hedge Agreement shall be deemed to be a Secured Party hereunder with respect to such Borrower’s Liabilities; provided, however, that such obligations shall cease to be Borrower’s Liabilities at such time as such Person (or Affiliate of such Person) shall cease to be a “Bank” under the Credit Agreement.

20. Severability. The provisions of this Guaranty Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

21. Counterparts. This Guaranty Agreement may be executed in any number of’ counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart executed by the Guarantor.

22. Indemnification. Without limitation of Section 11.05 of the Credit Agreement or any other indemnification provision in any Loan Document, Guarantor agrees to indemnify and hold harmless each Secured Party and each of their affiliates and their respective officers, directors, employees, agents, and advisors (each, an “Indemnified Party”) from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any litigation or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans or other extension of credit under the Loan Documents, except to the extent such claim, damage, loss, liability, cost, or expense resulted from such Indemnified Party’s gross negligence or willful misconduct. In the case of litigation or other proceeding to which the indemnity in this Section 22 applies, such indemnity shall be effective whether or not such litigation or proceeding is brought by Guarantor or any other Borrower or any other Guarantor, any of their respective directors, shareholders or creditors, or an Indemnified Party or any other Person, or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Guarantor agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its subsidiaries or Affiliates, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability resulted from such Indemnified Party’s gross negligence or willful misconduct. Guarantor agrees not to assert any claim against any Secured Party, any of its Affiliates, or any of their directors, officers, employees, attorneys, agents, or advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated therein or the actual or proposed use of the proceeds of the Loans or other extension of credit under the Loan

Documents. Guarantor and the Borrower, as a whole, will not be obligated under this Section 22 or any indemnification provision of any other Loan Document for (i) more than one firm of attorneys (together with local counsel from other firms, if reasonably necessary) representing Agent and all Banks on any matter for which indemnification is sought, or (ii) any disputes or claims between the Agent and any one or more of the Banks or between any Bank with one or more other Banks. The agreements in this Section 22 shall survive repayment of all of the Guarantor’s Obligations and the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination upon occurrence of the Termination Date.

23. Termination. Subject to reinstatement pursuant to Section 13 hereof, this Guaranty Agreement and all of the Guarantor’s Obligations hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate on the Termination Date.

24. Remedies Cumulative; Late Payments. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Agent or any other Secured Party provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other extensions of credit to the Borrower pursuant to the Credit Agreement shall be conclusively presumed to have been made or extended, respectively, in reliance upon Guarantor’s guaranty of the Borrower’s Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Guaranty Agreement shall bear interest at the Default Rate.

25. Notices. Any notice required or permitted hereunder shall be given, (a) with respect to Guarantor, at the address of the Borrower indicated in Section 11.02 of the Credit Agreement and (b) with respect to the Agent or any other Secured Party, at the Agent’s address indicated in Section 11.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 11.02 of the Credit Agreement.

26. Governing Law, Venue; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF KANSAS APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

(b) GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF JOHNSON, STATE OF KANSAS, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, GUARANTOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY,

ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND GUARANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

(c) GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS FOR NOTICES TO GUARANTOR IN EFFECT PURSUANT TO SECTION 25 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF KANSAS.

(d) NOTHING CONTAINED IN SUBSECTIONS (b) or (c) HEREOF SHALL PRECLUDE THE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE ANY GUARANTOR OR ANY OF GUARANTORS’ PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

(e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, GUARANTOR AND THE AGENT FOR ITSELF AND ON BEHALF OF THE BANKS HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT ANY SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

(f) GUARANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.

GUARANTOR:

EXPRESS CHECK ADVANCE OF SOUTH CAROLINA, LLC, a Tennessee limited liability company

By:
Darrin J. Andersen
Chief Manager and President

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